UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 2, 2023

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2023, Credit Acceptance held its Annual Meeting of Shareholders at which shareholders:

1.Elected five directors to serve until the 2024 annual meeting;
2.Approved an amendment to the Credit Acceptance Corporation Amended and Restated Incentive Compensation Plan;
3.Approved named executive officer compensation on an advisory basis;
4.Indicated, on an advisory basis, that the frequency of future advisory votes to approve named executive officer compensation should occur every year; and
5.Ratified the selection of Grant Thornton LLP as our independent registered public accounting firm for 2023.

Shareholders cast their votes on each of these five proposals as follows:

1. Election of five directors to serve until the 2024 Annual Meeting of Shareholders:

Director Nominees	For	Withheld	Broker Non Votes
Kenneth S. Booth	7,293,580	37,145	3,316,185
Glenda J. Flanagan	7,017,694	313,031	3,316,185
Vinayak R. Hegde	7,190,225	140,500	3,316,185
Thomas N. Tryforos	7,118,997	211,728	3,316,185
Scott J. Vassalluzzo	7,156,518	174,207	3,316,185

2.Approval of an amendment to the Credit Acceptance Corporation Amended and Restated Incentive Compensation Plan:

For	Against	Abstain	Broker Non Votes
7,278,981	49,161	2,583	3,316,185

3.Approval of the advisory vote on named executive officer compensation:

For	Against	Abstain	Broker Non Votes
7,108,069	218,979	3,677	3,316,185

4.Advisory vote on the frequency of future advisory votes to approve named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non Votes
7,179,516	1,108	147,565	2,536	3,316,185

5.Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for 2023:

For	Against	Abstain	Broker Non Votes
10,641,874	2,638	2,398	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: June 2, 2023	By:	/s/ Jay D. Martin
Jay D. Martin
Senior Vice President, Finance and Accounting